                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)(S)240.14a-11(c) or (S)(S)240.14a-12

              Ellsworth Convertible Growth and Income Fund, Inc.
- ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



- ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

 --------------------------------------------------------------

    (5) Total fee paid:

- --------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

- ----------------------------

    (2) Form, Schedule or Registration Statement No.:

- ----------------------------

    (3) Filing Party:

- ----------------------------

    (4) Date Filed:

- ----------------------------

              ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

                65 Madison Avenue, Morristown, New Jersey 07960

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON OCTOBER 25, 1996

                             ---------------------

To the Shareholders:

  A special meeting of shareholders of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company") will be held on Friday, October 25, 1996 at 10:30 a.m. local time at the Morris County Golf Club, 39 Punchbowl Road, Convent Station, New Jersey 07961, for the following purposes:

    (1) To approve a new Investment Advisory Agreement between the Company and Davis-Dinsmore Management Company.

    (2) To approve a proposed change to the Company's fundamental investment policy regarding the purchase of securities of foreign issuers.

    (3) To approve a proposed change to the Company's fundamental investment policy imposing a history of operations requirement.

    (4) To approve the proposed elimination of the Company's fundamental investment policy regarding illiquid and restricted securities.

    (5) To approve an amendment to the Amended and Restated Articles of Incorporation, as amended, of the Company regarding the right of shareholders to tender their shares to the Company under certain circumstances.

    (6) To transact such other business as may properly come before the meeting.

  Shareholders of record at the close of business on August 26, 1996 are entitled to vote at the special meeting and any adjournments. If you attend the special meeting, you may vote your shares in person. If you do not expect to attend the special meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

  It is important that you return your signed proxy promptly so that a quorum may be assured.

September 3, 1996

                                               Thomas H. Dinsmore

                                               Chairman of the Board of
                                                Directors

              ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

                65 Madison Avenue, Morristown, New Jersey 07960

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD OCTOBER 25, 1996

                             ---------------------

  The accompanying proxy is solicited by the Board of Directors of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company"), in connection with a special meeting of shareholders of the Company to be held at the Morris County Golf Club, 39 Punchbowl Road, Convent Station, New Jersey 07961 on October 25, 1996 (the "Special Meeting"). A shareholder can revoke the proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Company, or by returning a subsequently dated proxy.

  The Company has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Special Meeting. The cost of soliciting proxies will be borne by the Company. It is estimated that the cost of SCC's services will be approximately $25,000. The Company expects to solicit proxies principally by mail, but the Company or SCC may also solicit proxies by telephone or personal interview. The Company may also pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners or principals.

  The Board of Directors has named Thomas H. Dinsmore, Chairman and Chief Executive Officer, Jane D. O'Keeffe, President, and Sigmund Levine, Senior Vice President and Secretary, of the Company, as proxies. Unless specific instructions are given to the contrary in the accompanying proxy, the proxies will vote FOR the approval of the Investment Advisory Agreement, FOR each of the proposals to change (or eliminate) certain fundamental investment policies of the Company, and FOR the proposal to amend the Company's Amended and Restated Articles of Incorporation, as amended (the "Charter"). Abstentions received and broker non-votes with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions and broker non-votes do not count as votes received but have the same effect as casting a vote against proposals that require the vote of a majority of the shares present at the Special Meeting, provided a quorum exists.

  The Board of Directors currently knows of no other matters to be presented to the Special Meeting. If any other matters properly come before the Special Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting. The proxies will vote in favor of adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting. Shareholders will be notified of any adjournment that is later than December 24, 1996.

  Shareholders of record at the close of business on August 26, 1996 (the "Record Date") will be entitled to one vote per share on all business of the Special Meeting. The Company had 6,643,517 shares of its Common Stock outstanding on the Record Date. It is expected that this proxy statement and the accompanying proxy will be first sent to shareholders on or about September 3, 1996. Upon the request of any shareholder, the Company will furnish, without charge, a copy of the Company's annual report for the fiscal year ended September 30, 1995, together with the Company's semi-annual report for the six months ended March 31, 1996. All such requests should be directed to SCC at 1-800-733-8481 ext. 485.

  The favorable vote of the holders of a "majority of the outstanding voting securities" of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is required to approve the new Investment Advisory Agreement for the Company (Proposal 1), each of the proposed changes to the Company's fundamental investment policies (Proposals 2 and 3) and the proposal to eliminate a fundamental investment policy (Proposal 4). The 1940 Act defines a "majority of the outstanding voting securities" of the Company to mean the lesser of (a) the vote of holders of 67% or more of the shares of Common Stock of the Company present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Company are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding Common Stock of the Company.

  The favorable vote of the holders of two-thirds of the outstanding Common Stock of the Company is required to approve the proposed amendment to the Company's Charter (Proposal 5).

                                 PROPOSAL 1 --
                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

  Shareholders are being asked to approve an Investment Advisory Agreement, described below (the "New Advisory Agreement"), that has no changes in terms and conditions, no changes in fees and no changes in the way the Company is managed, advised or operated. The necessity for obtaining shareholder approval of the New Advisory Agreement arises because of the technical requirements of the 1940 Act that apply to the share transfers described below under "Change in Ownership of Davis-Dinsmore". As discussed under that caption, there have been no changes in the operation of Davis-Dinsmore Management Company ("Davis-Dinsmore"), the Company's investment advisor, which resulted from such share transfers.

  Davis-Dinsmore served as investment advisor to the Company from June 18, 1986 until August 11, 1996, pursuant to an Investment Advisory Agreement (the "Prior Advisory Agreement") dated June 18, 1986. Public shareholders of the Company approved the Prior Advisory Agreement on January 23, 1987, the first annual meeting of shareholders following completion of the initial public offering of the Company's Common Stock. On October 26, 1995, the Board of Directors of the Company, including a majority of the directors who are not interested persons of the Company or Davis-Dinsmore (the "Independent Directors"), voted to continue the Prior Advisory Agreement for an additional year. As of such date, two of the Company's then-current directors owned shares of

Davis-Dinsmore's outstanding voting Common Stock: Mr. Ronald Dinsmore (85% of such stock); and Mr. Thomas Dinsmore (10% of such stock).

  Mr. Ronald Dinsmore passed away on August 11, 1996. Since he owned on such date more than 25% of the outstanding voting shares of Common Stock of Davis-Dinsmore, and such shares were automatically transferred to his estate, an "assignment" of the Prior Advisory Agreement under the 1940 Act occurred. The Prior Advisory Agreement terminated automatically upon its assignment as required by the 1940 Act. As described more fully below, in accordance with inheritance laws and the terms of Mr. Ronald Dinsmore's will, transfers of the outstanding shares of Davis-Dinsmore now held by Mr. Ronald Dinsmore's estate are expected to be made approximately as of the time of shareholder approval of the New Advisory Agreement. Certain gifts of such shares are also expected to be made as of the same time. See "Change in Ownership of Davis-Dinsmore."

  At a meeting held on August 1, 1996, the Board of Directors of the Company, including a majority of the Independent Directors, recognizing the health problems of Mr. Ronald Dinsmore, approved an interim investment advisory agreement (the "Interim Advisory Agreement") in accordance with Rule 15a-4 under the 1940 Act, to become effective in the event of Mr. Ronald Dinsmore's death. Such agreement became effective as of August 11, 1996. The terms of the Interim Advisory Agreement are identical to those of the Prior Advisory Agreement, although the Interim Advisory Agreement automatically terminates upon the earlier of (1) 120 days after its effective date (or December 9, 1996) or (2) shareholder approval of the New Advisory Agreement.

  On August 1, 1996, the Board of Directors of the Company, including a majority of the Independent Directors, also approved, subject to shareholder approval, the New Advisory Agreement. A copy of the New Advisory Agreement is attached hereto as Exhibit A. In approving the New Advisory Agreement, the Board of Directors took into account the share transfers described below under "Change in Ownership of Davis-Dinsmore". The provisions of the Prior Advisory Agreement and the New Advisory Agreement are identical. A description of both such agreements (collectively, the "Advisory Agreements") is provided below under "Terms of the Advisory Agreements." Such description is only a summary and is qualified by reference to the attached Exhibit. The New Advisory Agreement will become effective upon its approval by the Company's shareholders. In the event shareholders do not approve the New Advisory Agreement, the Board of Directors will be required to approve, subject to shareholder approval, another advisory agreement for the Company.

CHANGE IN OWNERSHIP OF DAVIS-DINSMORE

  Mr. Ronald Dinsmore and Mr. Bancroft G. Davis formed Davis-Dinsmore in 1970 to serve as the investment advisor to Bancroft Convertible Fund, Inc. ("Bancroft"), a closed-end management investment company whose shares are traded on the American Stock Exchange. Mr. Ronald Dinsmore and Mr. Davis each owned 50% of Davis-Dinsmore's outstanding voting stock until the death of Mr. Davis in 1981. Upon Mr. Davis' death, Davis-Dinsmore repurchased the shares of Davis-Dinsmore then owned by Mr. Davis' estate. From 1981 until 1993, Mr. Ronald Dinsmore was the sole owner of Davis-Dinsmore. In each of 1993 and 1994, Mr. Ronald Dinsmore gave 5% of the outstanding voting stock of Davis-Dinsmore to his son, Thomas H. Dinsmore. In 1995, Mr. Ronald Dinsmore gave 2.4%, and in 1996, gave 2.6%, of the outstanding voting stock to Mr. Thomas Dinsmore. In 1994, Mr. Ronald Dinsmore gave 5% of the outstanding voting stock to a daughter, Jane Dinsmore O'Keeffe. In 1995, Mr. Ronald Dinsmore gave 2.4%, and in 1996, gave 2.6%, of the outstanding voting stock to

Ms. O'Keeffe. Such gifts were made in recognition of past services rendered by Mr. Thomas Dinsmore and Ms. O'Keeffe to Davis-Dinsmore and services to be provided by such individuals to Davis-Dinsmore in the future.

  Mr. Ronald Dinsmore was Chairman of Davis-Dinsmore from August 1988 until his death in August 1996. Mr. Thomas Dinsmore was President of Davis-Dinsmore from August 1988 through August 1996 and now serves as its Chairman and Chief Executive Officer. Mr. Thomas Dinsmore has been a director of Davis-Dinsmore since April 1994. Ms. O'Keeffe was Executive Vice President of Davis-Dinsmore from April 1994 through August 1996 and now serves as its President. Ms. O'Keeffe has been a director of Davis-Dinsmore since July 1996.

  On June 28, 1996, the Board of Directors of Davis-Dinsmore declared and paid a stock dividend of one share of non-voting Common Stock ("Class B Shares") for every share of voting Common Stock ("Class A Shares") outstanding. As a result of such stock dividend, as of June 30, 1996, Mr. Ronald Dinsmore owned 75% of the outstanding Class A Shares and 75% of the outstanding Class B Shares, Mr. Thomas Dinsmore owned 15% of the outstanding Class A Shares and 15% of the outstanding Class B Shares, and Ms. O'Keeffe owned 10% of the outstanding Class A Shares and 10% of the outstanding Class B Shares.

  Mr. Ronald Dinsmore passed away on August 11, 1996. As of such date, Mr. Dinsmore's estate owned 75% of the outstanding Class A shares and 75% of the outstanding Class B Shares. Mr. Thomas Dinsmore and Ms. Jane O'Keeffe each will receive directly from Mr. Ronald Dinsmore's estate approximately 14.4% of the outstanding Class A Shares. Ms. Sally Dinsmore Finnican will receive directly from such estate approximately 14.4% of the outstanding Class B Shares. Mrs. Jean Dinsmore, Mr. Ronald Dinsmore's widow, will receive the balance of the Class A Shares and the Class B Shares, but intends to give to each of Mr. Thomas Dinsmore and Ms. Jane O'Keeffe approximately 11.2% of the outstanding Class A Shares.

  As a result of these transfers (the "Transfers"), all of which are scheduled to occur approximately as of the time of shareholder approval of the New Advisory Agreement, Mr. Thomas Dinsmore will own 40.6% of the outstanding Class A Shares and 15% of the outstanding Class B Shares; Ms. O'Keeffe will own 35.6% of the outstanding Class A Shares and 10% of the outstanding Class B Shares; Mrs. Jean Dinsmore will own 23.8% of the outstanding Class A Shares and 60.6% of the outstanding Class B Shares and Ms. Sally Finnican will own 14.4% of the outstanding Class B Shares.

  Davis-Dinsmore has represented to the Board of Directors of the Company that it does not contemplate any changes to the day-to-day management or operation of Davis-Dinsmore relating to the Company, the personnel managing the Company or other services to, or business activities with respect to, the Company as a result of the Transfers. Davis-Dinsmore does not expect the Transfers to result in changes in the business, corporate structure, financial condition or senior management or personnel of Davis-Dinsmore or in the manner in which Davis-Dinsmore renders services to the Company, although changes in the ordinary course of business may occur.

BOARD OF DIRECTORS EVALUATION

  The Board of Directors of the Company, including a majority of the Independent Directors, has determined that by approving the New Advisory Agreement on behalf of the Company, the Company can best assure itself that the services currently provided by Davis-Dinsmore will continue after the Transfers without interruption or change. The Board of Directors has determined that, as with the Prior Advisory Agreement, the New Advisory Agreement will enable the Company to continue to obtain services of high quality at a cost deemed appropriate, reasonable and in the best interest of the Company and its shareholders.

  In evaluating the New Advisory Agreement, the Board of Directors of the Company took into account that there are no differences between the terms and conditions of the Company's Prior Advisory Agreement and the New Advisory Agreement, including the terms relating to the services to be provided by Davis-Dinsmore and the fees and expenses payable by the Company.

  The Board of Directors also considered the terms of the Transfers, including the possible effects of the Transfers upon Davis-Dinsmore and upon the ability of Davis-Dinsmore to provide advisory services to the Company. The Board of Directors also considered the effect on the continuing management of Davis-Dinsmore of its ownership in Davis-Dinsmore.

  Based upon its review, the Board of Directors of the Company concluded that the New Advisory Agreement is in the best interest of the Company and the Company's shareholders. The Board also concluded that as a consequence of the Transfers, the operations of Davis-Dinsmore and its ability to provide services to the Company would not be diminished. Accordingly, after considering the factors they deemed relevant, the Board of Directors of the Company, including a majority of the Independent Directors, approved the New Advisory Agreement to take effect upon receipt of shareholder approval and voted to recommend its approval to the shareholders of the Company.

  As of the dates on which the Board of Directors evaluated the New Advisory Agreement, three of the Company's then-current directors owned Class A Shares of Davis-Dinsmore: Mr. Ronald Dinsmore (75% of Class A Shares); Mr. Thomas Dinsmore (15% of Class A Shares); and Ms. O'Keeffe (10% of Class A Shares).

TERMS OF THE ADVISORY AGREEMENTS

  Although the Prior Advisory Agreement has terminated and the New Advisory Agreement has not become effective, both Advisory Agreements are described below as if they are in effect. Under the Advisory Agreements, Davis-Dinsmore furnishes the Company with investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon the Company's investment policies. Although the Company's investment decisions are based in large measure upon recommendations of Davis-Dinsmore, the Company's officers have sole responsibility for investment decisions, subject to the control of the Board of Directors.

  Davis-Dinsmore pays for the Company's office space and facilities and the salaries of the Company's executive officers and furnishes clerical, bookkeeping and statistical services to the Company. Under the Advisory Agreements, the Company reimburses Davis-Dinsmore for all of the costs associated with certain personnel and non-personnel expenses of the office of the Treasurer, up to a maximum of $25,000 per year. The Company pays all of its expenses not assumed by Davis-Dinsmore, including expenses in connection with the offering of its securities, fees and expenses of unaffiliated directors, salaries of any employees other than executive officers, taxes, fees and commissions of all types, fees of its custodian, registrar, transfer agent and dividend disbursing agent and interest, brokerage commissions, legal and accounting expenses and the like. The Company is required to pay or reimburse Davis-Dinsmore for the direct costs of postage, printing, copying and travel expenses attributable to the conduct of the business of the Company. In fiscal 1995, the Company reimbursed Davis-Dinsmore $684 for such expenses.

  The Advisory Agreements provide for a monthly fee to Davis-Dinsmore computed at an annual rate of 3/4 of 1% of the first $100,000,000 of net assets and 1/2 of 1% of the excess over $100,000,000. An advisory fee of .75% is higher than that paid by many other open-end and closed-end investment companies. Of the three other comparable closed-end convertible funds, the fee paid by the Company is approximately the same as two and slightly higher than the third. The Advisory Agreements provide that the annual fee payable by the Company to Davis-Dinsmore shall be reduced to the extent that the Company's ordinary expenses for the year (including the advisory fee, but excluding interest, local, state and Federal taxes and extraordinary expenses as determined by a majority of the Company's directors who are not interested persons of the Company or Davis-Dinsmore) exceed 1.5% of the first $100,000,000, and 1% of the excess over $100,000,000, of the average of the monthly net asset values for the twelve months of each fiscal year. For the Company's fiscal year ended September 30, 1995, the Company paid Davis-Dinsmore $474,860 for advisory fees and reimbursed Davis-Dinsmore $25,000 for expenses associated with the Treasurer's Office. The Company did not exceed the Expense Limitations during the last fiscal year.

  The Advisory Agreements may be terminated without penalty either by the Company, by the action of the shareholders or Board of Directors, or Davis-Dinsmore on 60 days written notice and will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Advisory Agreements continue from year to year so long as their continuance is specifically approved at least annually either (i) by the Board of Directors of the Company or (ii) by the vote of a majority of the Company's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Company who are not interested persons of the Company or of Davis-Dinsmore, cast in person at a meeting called for the purpose of voting on such approval.

INFORMATION CONCERNING DAVIS-DINSMORE

  Davis-Dinsmore was organized in 1970, and advises the Company and Bancroft.
As of August 26, 1996, total assets of the Company were approximately   , and
total assets of Bancroft were approximately   . The advisory agreement between
Bancroft and Davis-Dinsmore (the "Bancroft Advisory Agreement") provides for a monthly fee to Davis-Dinsmore computed at an annual rate of 3/4 of 1% of the first $100,000,000 of net assets and 1/2 of 1% of the excess over $100,000,000. The Bancroft Advisory Agreement provides that the annual fee payable by Bancroft to Davis-Dinsmore shall be reduced to the extent that Bancroft's ordinary expenses for the year (including the advisory fee, but excluding extraordinary items, interest and local, state and Federal taxes) exceed 1.5% of the first $100,000,000 of the average of the monthly net asset values for the twelve months of each year and 1% of the excess over $100,000,000 of the average of the monthly net asset values. What constitutes an "extraordinary item" rather than an ordinary expense is conclusively determined by the independent directors of Bancroft (directors who are not interested persons of Bancroft or Davis-Dinsmore) and does not involve the participation of Bancroft's auditors.

  Davis-Dinsmore pays for Bancroft's office space and facilities and the salaries of Bancroft's officers. Under the Bancroft Advisory Agreement, all of the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer, up to a maximum of $50,000 a year, are reimbursed by Bancroft. Davis-Dinsmore is currently voluntarily waiving its right to be reimbursed to the extent such expenses of the office of the Treasurer exceed $25,000 a year. Such waiver may be revoked by Davis-Dinsmore at any time. Bancroft pays all of its expenses not assumed by Davis-Dinsmore including expenses in connection with the offering of its securities, fees and expenses of unaffiliated directors, taxes, fees and commissions of all types, fees of its custodian, registrar, transfer agent and dividend disbursing agent, and interest, brokerage commissions, legal and accounting expenses and the like. Bancroft is required to pay or reimburse Davis-Dinsmore for the direct costs of postage, printing, copying and travel expenses attributable to the conduct of the business of Bancroft. For Bancroft's fiscal year ended October 30, 1995, Bancroft paid Davis-Dinsmore $504,164 for advisory fees, and reimbursed Davis-Dinsmore $25,000 for expenses associated with the Treasurer's office and $724 for expenses associated with postage, printing, copying and travel expenses attributable to the conduct of the business of Bancroft.

  Davis-Dinsmore's offices are located at 65 Madison Avenue, Morristown, New Jersey 07960. The directors of Davis-Dinsmore are Mr. Thomas H. Dinsmore, Mrs. Jean Dinsmore and Ms. Jane D. O'Keeffe. Mr. Thomas Dinsmore is Chairman, Chief Executive Officer and Senior Analyst of Davis-Dinsmore, and is a director, Chairman and Chief Executive Officer of each of the Company and Bancroft. Mrs. Jean Dinsmore is a Republican committeewoman for the State of New Jersey. Ms. Jane O'Keeffe is President of Davis-Dinsmore and is a director and President of each of the Company and Bancroft. All of such persons can be reached c/o Davis-Dinsmore, 65 Madison Avenue, Morristown, New Jersey 07960. Certain officers of Davis-Dinsmore are also officers of the Company. The names, principal occupations and affiliations of the executive officers of the Company are shown below under "General Information--Directors and Executive Officers of the Company".

  Davis-Dinsmore is a privately held corporation. See "Change of Ownership of Davis-Dinsmore".

RECOMMENDATION OF DIRECTORS

  The Board of Directors recommends that you vote FOR the approval of the New Investment Advisory Agreement.

    BACKGROUND TO CONSIDERATION OF PROPOSALS TO CHANGE (OR ELIMINATE)
                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES

  The Company invests primarily in convertible securities with the objective of providing a high level of total return on its assets through a combination of current income and capital appreciation. The markets for and the features of convertible securities have changed dramatically in recent years. In the first half of 1996, in response to these changes, management of the Company undertook a comprehensive review of the Company's fundamental investment policies.

  The Company's fundamental investment policies limit the investment practices of the Company. All of these investment policies have been in effect since the organization of the Company in 1986. Management of the Company believes that certain of the Company's fundamental investment policies unduly restrict the types of convertible securities issues that the Company may purchase. As a result, the Company may have fewer investment options available to it and may be forced to acquire securities that management believes are less attractive in terms of risk and return than are newer types of instruments currently offered in the market. Accordingly, on June 5, 1996, the Board of Directors of the Company unanimously approved two proposals to change certain of the Company's fundamental investment policies and one proposal to eliminate a fundamental investment policy. Such action was designed to enable the Company to participate fully in convertible securities issues being offered in today's markets and to engage in certain trading practices. If any proposal is approved, the applicable change to (or elimination of) the Company's fundamental investment policy described below will become effective immediately.

  The Board of Directors believes that the proposed changes to the Company's fundamental investment policies and the proposed elimination of a fundamental investment policy are in the best interests of the Company and its shareholders.

  The Board of Directors recommends that you vote FOR each of the proposals to change (or eliminate) certain fundamental investment policies of the Company.

                                 PROPOSAL 2 --
                     APPROVAL OF A CHANGE TO THE COMPANY'S
          FUNDAMENTAL INVESTMENT POLICY REGARDING FOREIGN INVESTMENTS

  INTRODUCTION. The Board of Directors proposes to change the Company's fundamental investment policy which limits investment in securities of foreign issuers to permit the purchase of U.S. dollar-denominated securities convertible into American Depositary Receipts.

  CURRENT POLICY. The Company's current fundamental investment policy provides that the Company will not:

  invest more than 10% of its total assets, taken at market value, in the securities of foreign issuers, except that this limitation shall not apply to securities convertible or exchangeable into common stock of U.S. companies.

  PROPOSED CHANGE. The Board of Directors proposes to modify this investment policy to provide that the Company will not:

  invest more than 10% of its total assets, taken at market value, in the securities of foreign issuers, except that this limitation shall not apply to (a) securities convertible into or exchangeable for common stock of U.S. companies, or (b) U.S. dollar-denominated securities convertible into or exchangeable for American Depositary Receipts that at the time of purchase
  (i) are listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or (ii) the underlying issuers of which met the then prevailing earnings requirement for listing on the New York Stock Exchange and also file Form 20-F (or comparable form) with the Securities and Exchange Commission.

  REASONS FOR PROPOSED CHANGE. Historically, financial statements of foreign issuers have not been prepared in accordance with generally accepted accounting principles ("GAAP") that are applicable to issuers in the United States. The Company consequently has frequently limited its investment in the securities of such issuers when it has been unable to obtain financial information about such issuers that is comparable to financial information provided by domestic issuers.

  Many foreign corporations whose stocks are listed on their home country's exchanges are traded in the U.S. markets as American Depositary Receipts ("ADRs"). These companies have increasingly issued dollar-denominated securities that are convertible into ADRs. ADRs are certificates representing an ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary, typically a bank, and held in trust for the investor. The financial information provided with respect to ADRs that are listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange (the "AMEX"), or the Nasdaq National Market ("Nasdaq") is reconciled with United States GAAP accounting. Companies reconcile such financial statements on a Form 20-F that is filed with the Securities and Exchange Commission (the "Commission"). Accordingly, management believes that the limitation on the purchase of securities of foreign issuers should not extend to U.S. dollar-denominated securities that are convertible into ADRs that are listed on the NYSE, the AMEX or Nasdaq, or to foreign companies that meet the earnings requirements for listing on the NYSE provided that such issuers file a Form 20-F with the Commission. Permitting the Company to invest in such securities would enhance investment opportunities for the Company.

  Investments by the Company in securities convertible into ADRs may entail certain risks. The economies of many of the countries in which the issuer of a security convertible into an ADR principally engages in business may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could adversely affect the value of the Company's investments in such securities. The value of ADRs that underlie a convertible security could fluctuate as exchange rates change between U.S. dollars and the currency of the country in which the foreign company is located.

  Foreign companies are not registered with the Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign companies than is available about domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

                                 PROPOSAL 3 --
                     APPROVAL OF A CHANGE TO THE COMPANY'S
                    FUNDAMENTAL INVESTMENT POLICY IMPOSING
                      A HISTORY OF OPERATIONS REQUIREMENT

  INTRODUCTION. The Board of Directors proposes to change the Company's fundamental investment policy which imposes a history of operations requirement on investments by the Company to apply such requirement to either the issuer or a guarantor of securities.

  CURRENT POLICY. The Company's current fundamental investment policy provides that the Company will not:

  invest more than 5% of its total assets, taken at market value, in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

  PROPOSED CHANGE. The Board of Directors proposes to modify this investment policy to provide that the Company will not:

  (a) purchase securities (i) of companies which, with their predecessors, or
  (ii) which are guaranteed by companies which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the market value of the Company's total assets to be invested in the securities of such companies, or (b) invest in more than 10% of the outstanding voting securities of any one issuer. This restriction does not apply to Government Securities.

  REASONS FOR PROPOSED CHANGE. The proposed amendment clarifies that the Company may look either to the issuer or the guarantor of securities to satisfy the Company's history of operations requirement. For example, over the past several years, many large corporations have formed wholly-owned finance subsidiaries to fund capital requirements. These subsidiaries often issue convertible securities which are guaranteed by the parent corporation. In many instances, the subsidiary has had less than three years of operations at the time it issues its securities. In determining whether to invest in such security, management of the Company will analyze the creditworthiness of both the issuer subsidiary and the parent corporation providing the guaranty. The same analysis would apply with respect to securities that are guaranteed by an unrelated guarantor. The Board of Directors accordingly believes that it would be appropriate for management to look either to the issuer or the guarantor to satisfy the history of operations requirement.

                                 PROPOSAL 4 --

               APPROVAL OF THE ELIMINATION OF THE COMPANY'S
                    FUNDAMENTAL INVESTMENT POLICY REGARDING
                PURCHASE OF ILLIQUID AND RESTRICTED SECURITIES

  INTRODUCTION. The Board of Directors proposes to eliminate the Company's fundamental investment policy regarding the purchase of illiquid and restricted securities.

  CURRENT POLICY. The Company's current fundamental investment policy provides that the Company will not:

  invest more than 10% of its total assets, taken at market value, in restricted securities, including any restricted fixed-income security or any restricted common stock acquired upon conversion or exchange of other securities held by the Company.

  PROPOSED CHANGE. The Board of Directors proposes to eliminate this investment policy. The Company will instead have a nonfundamental investment policy which provides that the Company may not purchase the securities of an issuer if, after giving effect to such purchase, more than 20% of its net assets would be invested in illiquid securities.

  REASONS FOR PROPOSED CHANGE. Historically, investment companies limited their purchase of securities that were sold in private placements. Such securities were not registered under federal and state securities laws and could not be sold without registration under the securities laws or were otherwise subject to restrictions on resale. These securities are generally referred to as "restricted securities".

  During the past decade, however, the market for privately placed securities has evolved dramatically. The primary participants in this market are institutions, including investment companies such as the Company. The evolution of this market has in part resulted from the adoption by the Commission of Rule 144A under the Securities Act of 1933, as amended, which provides a registration exemption to qualified institutional buyers (such as the Company) upon the resale of privately placed (restricted) securities, provided the conditions set forth in such rule are satisfied. As a result of the adoption of such rule, many companies are financing their capital needs through the issuance of privately placed securities which are eligible for resale under Rule 144A ("Rule 144A Securities") (many of which are convertible securities) and an institutional trading market has developed for such securities.

  Because of this market evolution, management of the Company believes that the correct focus by the Company when it seeks to purchase a restricted security (including a Rule 144A Security) should be whether the security is liquid (that is, whether it can be disposed of within seven days at the price at which it is valued), and not whether it is restricted. The Company's investment policy currently focuses on whether a security is restricted and does not take into account liquidity, and therefore prevents the Company from investing in many convertible securities issues which are being offered in today's market.

  The Board of Directors believes that the Company should have the ability to purchase the full range of convertible securities that are available in today's market. If the shareholders approve the proposed change to the Company's investment policy, the Company will be able to purchase restricted securities provided that (1) the Board of Directors has determined that such securities are liquid, or (2) if such security is illiquid, after giving effect to such purchase, not more than 20% of the Company's net assets would be invested in illiquid securities.

  The proposed change will not affect the Company's fundamental investment policy that generally prohibits it from acting as an underwriter of securities of other issuers. It will make non-fundamental, however, the Company's investment policy regarding the purchase of illiquid securities and will increase to 20% the value of the Company's net assets that may be invested in illiquid securities. Increasing the percentage of the Company's net assets that may be invested in illiquid securities may present additional risk to the Company as it may be more difficult for the Company to dispose of an illiquid security when management believes it is advantageous to do so. Because this policy is nonfundamental, it could be changed in the future by the Board of Directors without shareholder approval in response to regulatory or market developments.

  In determining whether a Rule 144A Security or other restricted security purchased in a private placement is liquid, the Board of Directors is responsible for taking into account such factors as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Board of Directors intends to establish guidelines for Davis-Dinsmore to follow in determining the liquidity of each Rule 144A Security and other privately placed securities purchased by the Company, subject to the oversight and review by the Board of Directors.

                                 PROPOSAL 5 --
                APPROVAL OF AMENDMENT TO THE COMPANY'S CHARTER

INTRODUCTION

  Article IX of the Company's Charter provides:

  Commencing with the fiscal year of the Corporation which begins on October 1, 1991, and in each fiscal year thereafter, if (i) the Corporation has not adopted for said fiscal year the amendment described in this Article, and
  (ii) shares of the Corporation's common stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 5%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks next preceding November 15 in each year, the Corporation will submit to its stockholders at the next succeeding annual meeting of stockholders a proposal, to the extent consistent with the Investment Company Act of 1940, to amend the Charter of the Corporation to provide that, upon the adoption of such amendment by the holders of two-thirds of the Corporation's outstanding shares of common stock, each share of the Corporation's common stock may be presented to the Corporation as of the last trading day of each fiscal quarter, upon written notice delivered to the Corporation's transfer agent not less than 30 days prior thereto, for payment to the holder at net asset value per share at the close of business on the date of presentment.

  At a meeting of the Board of Directors held on June 5, 1996, as more fully discussed below, the directors determined that it was desirable to eliminate the provisions of this Article from the Company's Charter. As a result, the Company's Board of Directors adopted, subject to shareholder approval, an amendment to the Company's Charter (the "Charter Amendment") that would delete the text of Article IX. At the Special Meeting, the following resolution will be submitted to a vote of shareholders:

    RESOLVED, that the Charter of the Company be and it hereby is amended by deleting the text of Article IX in its entirety and replacing it with the phrase "Intentionally Omitted".

REASONS FOR CHARTER AMENDMENT

  LONG-TERM INTERESTS OF SHAREHOLDERS. Shares of closed-end investment companies frequently trade at market prices which reflect a discount to the shares' underlying net asset value. The Company included the provisions of
Article IX in its Charter in 1986 in conformity with the prevailing view at such time that the existence of such provisions would minimize the extent to which the Company's shares traded at a discount to their net asset value and thus would make the shares a more attractive investment option to investors. The Company believes that such provision has not reduced the market discount for the Company's shares. During the past five calendar years, the market discount has averaged 11.52%. During the same time period, closed-end convertible funds have traded at an average discount of 8.40%. The Company also believes that the market discount makes the Company attractive to investors. As a result, the Board of Directors has concluded that the future of the Company should not be tied to whether the Company's shares have traded at a discount to net asset value. Instead, the Company's future should be based on its success in meeting its investment objective.

  The Company was established as a vehicle for long-term investment through participation in a professionally managed portfolio of convertible bonds and preferred stocks. The Company's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Board of Directors believes that the Company has succeeded in its objective. During the period beginning as of the commencement of the Company's operations in July 1986 through September 30, 1995, the net asset value per share of the Company, with dividends and capital gains reinvested at net asset value, increased by 130.5%. For the fiscal year ended September 30, 1995, the Company's net asset value per share increased 21.9%, and for the twelve months ended March 31, 1996, the Company's net asset value per share increased 24.56%.

  For the twelve months ended March 31, 1996, the Company's shareholders received distributions from investment income and capital gains of 77 cents per share, equalling approximately 7.95% based on the Company's net asset value and approximately 9.19% based on the Company's market price, both as of March 31, 1995. Although past performance is no guarantee of future performance, based on the Company's performance, the Board of Directors expects that the Company will continue to serve as an appropriate investment vehicle for its shareholders by providing a high level of total return on its assets through a combination of current income and capital appreciation.

  The Board of Directors believes that since the Company was formed in 1986, investors in closed-end investment companies have become accustomed to market discounts and have taken advantage of the opportunities such discounts present. As noted above, during the past five calendar years, the Company has traded at an average discount to net asset value of 11.52%. Investors who purchased shares of the Company for this period received a return on $113.02 of assets for every $100 they invested.

  The Board of Directors of the Company believes that implementation of the provisions of Article IX could threaten the viability of the Company and thus is not in the best interests of the Company and its shareholders. In reaching such decision, the Directors took into account the effect that mandatory repurchases by the Company of its shares ("share repurchases") would have on: the discount of the Common Stock's market price from net asset value; the continued listing of the Common Stock by the American Stock Exchange (the Exchange will consider delisting if the aggregate market value of the Company's outstanding shares is less than $1,000,000, the number of publicly held shares falls below 200,000 or the number of round-lot holders falls below
300); the Company's expense ratio, since share repurchases would result in the allocation of the Company's fixed expenses over a smaller base of assets; the Company's ability to achieve its investment objective and the Company's investment performance; and the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

  At this time, the Company would be required to liquidate portfolio securities to fund any share repurchases since it has limited ability to borrow. In liquidating securities, the Company would incur transaction costs. If the Company were required to liquidate a significant portion of its portfolio, it would have lesser bargaining power in disposing its securities. The transaction costs and the possible lower prices received would likely reduce the net asset value, and, therefore, the net proceeds distributed to tendering shareholders. In addition, as a result of share repurchases, the Board of Directors may be required to recommend the liquidation, merger or other reorganization of the Company.

  If, as a result of share repurchases, the Company did not qualify as a regulated investment company under the Code, the Company's income would be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Company. Generally, shareholders who tender their shares would recognize a capital gain (or loss) to the extent the amount they receive exceeds (or is less than) the amount they paid for their shares. Such capital gain (or loss) will be long term capital gain (or loss) only if shares have been held more than one year.

  ABILITY TO RETAIN AND ATTRACT QUALIFIED DIRECTORS. The provisions of Article IX of the Charter are subject to interpretation and are not required to be implemented if they are inconsistent with the provisions of the 1940 Act. The Board of Directors of the Company has in past years determined that an amendment to the Charter to provide for automatic repurchases of shares through periodic tender offers would be inconsistent with the fiduciary duties of directors under the 1940 Act. Because of the discretion afforded directors under the Charter, the provider of the Company's Directors and Officers Errors and Omissions insurance policy ("D & O Insurance") has informed the Company that it is no longer providing coverage for any claims arising under Article IX of the Charter.

  The directors of the Company have expressed their concerns regarding their willingness to continue to serve as directors if this lack of coverage continues. The Company believes that its ability to retain its current directors as well as to attract other qualified directors will be impaired unless directors have comprehensive D & O Insurance. Management of the Company believes that the best means of ensuring that the Company has qualified directors is to eliminate the provisions of Article IX.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Board of Directors strongly recommends that you vote FOR the proposed Charter Amendment (Item No. 5) on the proxy.

                              GENERAL INFORMATION

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

  Directors of the Company are elected to serve for a three year term and until their successors are elected and qualified. Officers of the Company serve at the pleasure of the Board and until their successors are elected and qualified. Set forth below is certain information regarding the directors and executive officers of the Company.

                             (1) PRINCIPAL OCCUPATION OR BUSINESS DURING PAST
          NAME           AGE     FIVE YEARS AND (2) CURRENT DIRECTORSHIPS     DIRECTOR SINCE
          ----           --- ------------------------------------------------ --------------
Thomas H. Dinsmore*.....  43 (1) Since August 1996, Chairman and Chief Execu-      1986
                                 tive Officer of the Company, Bancroft and
                                 Davis-Dinsmore. From May 1986 to August
                                 1996, President of the Company. From Novem-
                                 ber 1985 to August 1996, President of
                                 Bancroft. Since April 1994, Director of Da-
                                 vis-Dinsmore. From August 1988 to August
                                 1996, President of Davis-Dinsmore. Since
                                 February 1983, Senior Analyst of Davis-Dins-
                                 more.
                             (2) Director of Bancroft.
Jane D. O'Keeffe*.......  41 (1) Since August 1996, President of the Company,      1995
                                 Bancroft and Davis-Dinsmore. From January
                                 1996 to August 1996, Executive Vice Presi-
                                 dent of the Company. From February 1996 to
                                 August 1996, Executive Vice President of
                                 Bancroft. From April 1994 to January 1996,
                                 Vice President of the Company. From April
                                 1994 to February 1996, Vice President of
                                 Bancroft. Since July 1996, Director of Da-
                                 vis-Dinsmore. From April 1994 to August
                                 1996, Executive Vice President of Davis-
                                 Dinsmore. From October 1988 to March 1994,
                                 Vice President, Fiduciary Trust Internation-
                                 al.
                             (2) Director of Bancroft.
Gordon F. Ahalt.........  68 (1) Since January 1982, President, G.F.A., Inc.       1986
                                 (petroleum industry consulting). Since 1987,
                                 Consultant, W.H. Reaves & Co., Inc. (asset
                                 management).
                             (2) Director of Bancroft; The Harbinger Group
                                 (investments); Cal Dive International (div-
                                 ing service); and The Houston Exploration
                                 Company (oil and gas exploration).
William A. Benton.......  62 (1) Since January 1991, limited partner of Gav-       1986
                                 in, Benton & Co. (New York Stock Exchange
                                 specialist firm). Since January 1991, Part-
                                 ner in BE Partners (small options market
                                 maker). From June 1986 to December 1990,
                                 partner of Benton & Co. (New York Stock Ex-
                                 change specialist firm).
                             (2) Director of Bancroft.
Elizabeth C. Bogan,
 Ph.D...................  51 (1) Since September 1992, Senior Lecturer in Ec-      1986
                                 onomics at Princeton University. From Sep-
                                 tember 1971 to July 1992, Professor of Eco-
                             (2) nomics at Fairleigh Dickinson University.
                                 Director of Bancroft.

                              (1) PRINCIPAL OCCUPATION OR BUSINESS DURING PAST
          NAME            AGE     FIVE YEARS AND (2) CURRENT DIRECTORSHIPS     DIRECTOR SINCE
          ----            --- ------------------------------------------------ --------------
Donald M. Halsted, Jr...   69 (1) Since October 1983, self employed business-       1986
                                  man. From January 1983 to October 1983, Vice
                                  Chairman-Special projects, Lone Star Indus-
                                  tries (cement and concrete materials). From
                                  April 1979 to January 1983, President and
                                  Chief Operating Officer, Lone Star Indus-
                                  tries.
                              (2) Director of Bancroft and Aquarion Company
                                  (water company).
George R. Lieberman.....   73 (1) Retired; Prior to January 1988, Chief Execu-      1990
                                  tive Officer, Lieberman-Appalucci (advertis-
                                  ing); and President, Interspace Airport Ad-
                                  vertising (advertising).
                              (2) Director of Bancroft.
Sigmund Levine..........   70 (1) Since January 1996, Senior Vice President of      Not
                                  the Company. From April 1993 to January        Applicable
                                  1996, Executive Vice President, and since
                                  May 1986 Secretary of the Company. Since
                                  February 1996, Senior Vice President, and
                                  from April 1993 to February 1996, Executive
                                  Vice President of Bancroft. Since November
                                  1982, Secretary of Bancroft and Secretary
                                  and Treasurer of Davis-Dinsmore. From May
                                  1986 to April 1993, Treasurer of the Compa-
                                  ny. From November 1982 to April 1993, Trea-
                                  surer of Bancroft.
H. Tucker Lake..........   49 (1) Since April 1994, Vice President, Trading of      Not
                                  the Company and of Bancroft. Prior thereto,    Applicable
                                  Sales Associate, Coldwell Banker, Schlott
                                  Realtors.
Gary I. Levine..........   39 (1) Since April 1993, Treasurer of the Company        Not
                                  and of Bancroft. Since June 1986, Assistant    Applicable
                                  Secretary of the Company and of Bancroft.
                                  Since April 1994, Assistant Secretary and
                                  Assistant Treasurer of Davis-Dinsmore.

- --------

* Mr. Thomas Dinsmore is an "interested person", as defined by the 1940 Act of the Company and Davis-Dinsmore because he is an officer of the Company and an officer, director and holder of more than 5% of the issued and outstanding Class A Shares of Davis-Dinsmore. Ms. Jane O'Keeffe is an interested person of the Company and Davis-Dinsmore because she is an officer of the Company and an officer, director and holder of more than 5% of the issued and outstanding Class A Shares of Davis-Dinsmore.

  SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth certain information regarding the ownership of the Company's shares of Common Stock by the directors, director emeritus and officers of the Company.

                                                                   SHARES OF
                                                                 COMPANY OWNED
                                                                  BENEFICIALLY
                                                                AUGUST 26, 1996*
                                                                ----------------
   Thomas H. Dinsmore..........................................      9,775(1)
   Gordon F. Ahalt.............................................      1,154
   William A. Benton...........................................      2,307
   Elizabeth C. Bogan, Ph.D. ..................................      4,615
   Donald M. Halsted, Jr.......................................      2,298
   George R. Lieberman.........................................        854
   Jane D. O'Keeffe............................................      1,750
   Duncan O. McKee(2)..........................................      2,563
   Sigmund Levine..............................................      2,731
   H. Tucker Lake..............................................      1,446(3)
   Gary I. Levine..............................................        224(4)

- --------

* Represents for each director, director emeritus and officer less than 1% of the outstanding shares of Common Stock of the Company. As of August 26, 1996, directors, director emeritus and officers of the Company beneficially owned in the aggregate 29,717 shares of Common Stock of the Company representing approximately 0.4% of the shares outstanding. Except as otherwise indicated, each director, director emeritus and officer possessed sole investment and voting power with respect to shares of Common Stock beneficially owned.

(1) Mr. Thomas Dinsmore possessed sole investment and voting power with respect to 7,938 shares of Common Stock beneficially owned by him and possessed shared investment and voting power with respect to 1,697 shares of Common Stock beneficially owned by him and possessed shared investment power with respect to 140 shares of Common Stock beneficially owned by him. The number of shares of Common Stock of the Company owned by Mr. Thomas Dinsmore does not include 483 shares owned by his wife, as to which shares Mr. Thomas Dinsmore disclaims beneficial ownership.

(2) Mr. Duncan McKee has served as Director Emeritus of the Company since 1988. As Director Emeritus, Mr. McKee attends Board of Directors meetings but does not vote on any matters before the Board. Mr. McKee, who is presently retired, was previously a partner in the law firm of Ballard Spahr Andrews & Ingersoll.
(3) Mr. H. Tucker Lake possessed sole investment and voting power with respect to 734 shares of Common Stock beneficially owned by him and possessed shared investment and voting power with respect to 523 shares of Common Stock beneficially owned by his wife and 189 shares of Common Stock beneficially owned by his children.
(4) Mr. Gary Levine possessed sole investment and voting power with respect to 116 shares of Common Stock beneficially owned by him and possessed shared investment and voting power with respect to 108 shares of Common Stock beneficially owned by him.

  PRINCIPAL HOLDERS OF THE COMPANY'S STOCK. The Company knows of no beneficial owners of more than 5% of the Company's outstanding Common Stock.

                             SHAREHOLDER PROPOSALS

  To be considered for inclusion in the Company's proxy statement and proxy for the 1998 annual meeting of shareholders, shareholder proposals must be received no later than August 1, 1997.

                                OTHER BUSINESS

  The management knows of no business to be presented to the Special Meeting other than the matters set forth in this proxy statement.

                                          By order of the Board of Directors,

                                               Thomas H. Dinsmore

                                          Chairman of the Board of Directors

September 3, 1996

                                                                      EXHIBIT A

              ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

                         INVESTMENT ADVISORY AGREEMENT

                                                                 August 1, 1996

DAVIS-DINSMORE MANAGEMENT COMPANY
65 Madison Avenue
Morristown, New Jersey 07960

Gentlemen:

  The undersigned, Ellsworth Convertible Growth and Income Fund, Inc., a Maryland corporation (the "Company"), is an investment company registered under the Investment Company Act of 1940 (the "Act"). The Company is a diversified closed-end management investment company, and invests and reinvests its assets. The Company hereby engages you to act as its Investment Adviser and to supervise certain of its affairs, subject to the terms and conditions herein set forth.

  Section 1. Advisory Services. The Company will from time to time furnish to you detailed statements of its investments and resources and information as to its investment needs, and will make available to you such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Company or available to it. You shall, at your expense, furnish to the Company, at the regular executive offices of the Company, continuing investment information, advice and recommendations with respect to the purchase and sale of investments and the making of commitments with respect thereto. In giving such advice and making such recommendations, you shall be guided by the Company's investment policy as delineated by the statements contained in the various documents filed with the Securities and Exchange Commission as such documents may from time to time be amended. You shall place at the disposal of the Company such statistical, research, analytical and technical services, information and reports as may reasonably be required. Your advice and recommendations with respect to the purchase and sale of investments and the making of investment commitments shall be submitted at the principal office of the Company to an officer or officers of the Company designated for that purpose by the Board of Directors of the Company. Such officer or officers shall have, subject to the control of the Company's Board of Directors, sole responsibility for investment decisions, and full authority to act upon your advice and recommendations and to place orders on behalf of the Company for the purchase and sale of portfolio securities. Reports of portfolio transactions shall be made monthly to the Board of Directors.

  You have an obligation, in placing portfolio transactions for the Company, to obtain the most favorable price and execution available under the circumstances and to keep true, accurate and current books and records containing sufficient detail to demonstrate compliance with this obligation. In determining the most favorable price and execution in each transaction the determinative factor is not necessarily the lowest possible commission cost. You should consider the full range and quality of the services of broker-dealers in placing brokerage including, but not by way of limitation, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness of the broker-dealer to you. Accordingly, to the extent provided by law, in executing portfolio transactions, you may pay a broker-dealer which provides brokerage and research services a commission in excess of that which another broker-dealer would have charged for the same transaction.

  Section 2. Independent Contractor. You shall, for all purposes hereof, be deemed to be an independent contractor and shall have no authority to act for or represent the Company unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by you, whether on your behalf or whether purported to have been entered into on behalf of the Company, shall be binding upon the Company, and all acts authorized to be done by you under this contract shall be done by you as an independent contractor and not as agent.

  Section 3. Expenses. To the extent described in this Section 3, you shall provide the Company with office space and facilities, pay the salaries of its executive officers and furnish clerical, bookkeeping and statistical services to the Company, and pay all expenses incurred by you in the performance of this contract.

  The Company will pay all expenses incurred by it and not assumed by you including, but not by way of limitation, expenses in connection with its organization and with the offering of its securities; fees and expenses of its unaffiliated directors; legal and accounting fees, fees of its custodian, registrar, transfer agent; dividend disbursing agent and Automatic Dividend Investment Plan Agent; taxes, interest, brokerage commissions; and direct costs of postage, printing, copying and travel expenses attributable to the conduct of the business of the Company. In addition, the Company will pay the costs and expenses of its Treasurer's office, up to a maximum of $25,000 per year, incurred in connection with its performance of certain services for the Company, including the valuation of securities owned by the Company, the preparation of financial statements and schedules of the Company's investments for inclusion in certain periodic reports to the Company's Board of Directors and to the Securities and Exchange Commission, the maintenance of files relating to the foregoing, and rent, personnel costs and other overhead expenses allocable to the aforementioned services. Subject to approval of the Company's directors who are not "interested persons" of either you or the Company, as defined by the Act, the Company may also pay the costs of any additional services performed in the future by the Treasurer's office in lieu of similar services previously performed by third party contractors at the Company's expense.

  Section 4. Compensation. As compensation for the services performed by you, the Company will pay you on the last day of each month a fee for such month computed at an annual rate of .75% of the first $100,000,000 of the Company's average net assets and .50% of the Company's average net assets in excess of $100,000,000. The annual fee will be reduced to the extent that the Company's ordinary expenses for the year (including your fee but excluding interest, local, state and federal taxes and extraordinary expenses as determined by the directors of the Company who are not "interested persons" of either you or the Company, as defined by the Act) exceed 1.5% of the first $100,000,000, and 1% of the excess over $100,000,000, of the average of the monthly net asset values of the Company for the twelve months of each fiscal year. You will promptly refund any amount theretofore paid in excess of the fee determined to be due for such year.

  For the purpose of calculation of the fee, the net asset value for a month will be the average of the Company's net asset values at the close of business on the last business day on which the New York Stock Exchange is open in each week in the month. The determination of what constitutes an

"extraordinary item" rather than an ordinary expense shall be conclusively determined by the directors of the Company who are not "interested persons" of either the Company or you, as defined by the Act.

  If this contract shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, your compensation for such fraction of the monthly period shall be determined by applying the foregoing percentage to the net asset value of the Company during such fraction of a monthly period (which net asset value shall be determined in such reasonable manner as the Board of the Company shall deem appropriate) and in the proportion that such fraction of a monthly period bears to the entire month.

  Compensation under this contract will begin to accrue on its effective date.

  Section 5. Approval of Contract; Termination. This contract will be submitted to the Company's stockholders for approval. If approved by the vote of a "majority of the outstanding voting securities" of the Company as such term is defined in the Act, the contract will be in effect from the date of approval. Unless terminated by either party, this contract will remain in effect thereafter if approved annually (i) by the Board of Directors of the Company or by the holders of a majority of the outstanding voting securities of the Company and (ii) by a majority of the directors who are not parties to this contract or "interested persons," as defined in the Act, of any such party. The contract is terminable without penalty by either party on 60 days' written notice and will terminate automatically in the event of its assignment.

  Except as specified above, this contract may not be amended, transferred, assigned, sold or in any other manner hypothecated or pledged; provided, however, that this limitation shall not prevent any minor amendments to the contract which may be required by Federal or state regulatory bodies.

  Section 6. Liability. You shall give the Company the benefit of your best judgment and efforts in rendering the services set forth herein, and the Company agrees as an inducement to the undertaking of these services by you that you shall not be liable for any error of judgment or for any loss suffered by the Company in connection with any matters to which this contract relates except that nothing herein contained shall be construed to protect you against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or reckless disregard of your obligations or duties under this contract.

  Section 7. Multiple Capacities. Except to the extent necessary for performance of your obligations hereunder, nothing shall restrict your right or the right of any of your directors, officers or employees who may be directors, officers or employees of the Company to engage in any other business or to devote time and attention to the management or other aspects of any other business whether of a similar or dissimilar nature or to render services of any kind to any other corporation, firm, individual or association.

  It is understood and agreed that the directors, officers, agents, employees and stockholders of the Company may be interested in your company as directors, officers, stockholders, employees, agents or otherwise, and that the directors, officers, agents, employees and stockholders of your company may be interested in the Company as a stockholder or otherwise.

  Section 8. Concerning Applicable Provisions of Law, Etc. This contract shall be subject to all applicable provisions of law, including, but not limited to, the applicable provisions of the Act; and, to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

  The laws of the State of New York shall, except to the extent that any applicable provisions of some other law shall be controlling, govern the construction, validity and effect of this contract.

  The headings preceding the text of the several sections herein are inserted solely for convenience of reference and shall not affect the meaning, construction or effect of this contract.

  If the contract set forth herein is acceptable to you, please so indicate by executing the enclosed copy of this letter and returning the same to the undersigned, whereupon this letter shall constitute a binding contract between the parties hereto, subject to approval provided for in Section 5.

                                          Yours very truly,

                                          ELLSWORTH CONVERTIBLE GROWTH AND
                                           INCOME FUND, INC.

                                                  /s/ Thomas H. Dinsmore
                                          By __________________________________
                                                        (President)

(Corporate Seal)

                                                    /s/ Sigmund Levine
                                          Attest ______________________________
                                                        (Secretary)

DAVIS-DINSMORE MANAGEMENT COMPANY

        /s/ Thomas H. Dinsmore
By __________________________________
              (President)

          /s/ Sigmund Levine
Attest ______________________________
              (Secretary)

                                          (Corporate Seal)

- ------------------------------------------------------------------------------
              ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.


                 Special Meeting To Be Held October 25, 1996

       This Proxy is being solicited on behalf of the Board of Directors


        The undersigned appoints Thomas H. Dinsmore, Jane D. O'Keeffe and Sigmund Levine, and each of them, attorneys and proxies, with power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company") at the Morris County Golf Club, 39 Punchbowl Road, Convent Station, New Jersey 07961 on October 25, 1996, at 10:30 a.m., and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith.

        Unless otherwise marked on the reverse hereof, this proxy confers authority to vote FOR the proposal to approve the New Investment Advisory Agreement, FOR each of the proposals to change (or eliminate) certain funda-mental investment policies of the Company and FOR the proposal to amend the Company's Charter.

         (Continued, and to be signed and dated, on the reverse side.)

                              ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC. P.O. BOX 11118
                              NEW YORK, N.Y. 10203-0118

- ------------------------------------------------------------------------------